SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  March 16, 1998
                                                   (March 13, 1998)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



       0-19671                                                   65-0273162
       -------                                                   ----------
Commission File Number                                         I.R.S. Employer
                                                              Identification No.


                 12161 Lackland Road, St. Louis, Missouri 63146
                     Address of Principal Executive Offices


Registrant's telephone number, including area code:  (314) 469-3220

Item 5.   Other Events.

The Series B Preferred Stock Agreement dated March 13, 1998 is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

     Exhibit 99   Series B Preferred Stock Agreement dated March 13, 1998



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LaserSight Incorporated



Date:  March 16, 1998                        By: /s/ Michael R. Farris
                                                -------------------------
                                                Michael R. Farris
                                                Chief Executive Officer